Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 12 to Investment Company Act File No. 811-7885 on Form N-1A of Quantitative Master Series Trust of our reports dated as follows:

      February 1, 2002             Master Small Cap Index Series
      February 1, 2002             Master S&P 500 Index Series
      February 15, 2002            Master International Index Series
      February 19, 2002            Master Aggregate Bond Index Series

appearing in each Series' respective Feeder Fund's December 31, 2001 Annual Report, which are incorporated by reference in Part B of the Registration Statement.

We also consent to the use in this Registration Statement of our reports dated as follows:

      February 25, 2002            Master Mid Cap Index Series
      February 25, 2002            Master Extended Market Index Series
      February 26, 2002            Master Enhanced International Series
      February 26, 2002            Master Enhanced S&P 500 Series

appearing in Part B of the Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
December 5, 2002